PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                              THE STRONG CORE FUNDS
                                 INVESTOR CLASS

                              STRONG BALANCED FUND
                           STRONG BALANCED ASSET FUND
                          STRONG GROWTH AND INCOME FUND
                              STRONG INDEX 500 FUND
                           STRONG LARGE CAP CORE FUND
                             STRONG OPPORTUNITY FUND

                 Supplement to the Prospectus dated May 1, 2002

STRONG BALANCED ASSET FUND
Effective  as of the close of the  market  on  November  29,  2002,  the  Strong
Balanced Asset Fund will be closed to new investors. In addition, if the reorganization described below is approved, after the close of the market on March 27, 2003, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends.

On November 8, 2002, the Strong Balanced Asset and Strong Balanced Funds' Board of Directors approved the reorganization of the Strong Balanced Asset Fund into the Strong Balanced Fund and called for a special meeting of the shareholders of the Strong Balanced Asset Fund to be held on February 28, 2003, at which shareholders of record on December 20, 2002 ("Record Date Shareholders"), will vote on whether to approve an agreement and plan of reorganization. The Board of Directors believes the reorganization is in the best interests of shareholders because they would benefit from the larger asset base and anticipated increase in the economies of scale. In addition, the Strong Balanced Asset Fund and the Strong Balanced Fund have similar investment objectives and investment policies and have the same portfolio manager for the bond portions of the respective portfolios. We expect proxy materials to be mailed to Record Date Shareholders in mid-January 2003.

Following the necessary approvals at the shareholder meeting, the value of shareholders' accounts in the Strong Balanced Asset Fund will automatically be converted into shares of the Strong Balanced Fund with a value equivalent to the value of the account in the Strong Balanced Asset Fund on the conversion date. The conversion is expected to occur on a tax-free basis. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Balanced Asset Fund


                                                        (CONTINUED ON NEXT PAGE)
shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU.

ALL FUNDS
The Best and Worst Quarterly Performance table, footnote 1 to the Average Annual Total Returns table, and the "Distribution Policy" paragraph on pages 10, 13, and 41, respectively, of the Prospectus are deleted and replaced with the following:

         BEST AND WORST QUARTERLY PERFORMANCE
         (DURING THE PERIODS SHOWN ABOVE)

        FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
        ------------------------------------- ----------------------------------- ------------------------
        Balanced Asset                         11.8% (4th Q 1998)                  -11.5% (3rd Q 1998)
        Index 500                              21.2% (4th Q 1998)                  -14.8% (3rd Q 2001)
        Large Cap Core                         19.6% (4th Q 1999)                  -19.3% (3rd Q 2001)

         AVERAGE ANNUAL TOTAL RETURNS

         (1) THE BALANCED FUND, THE BALANCED ASSET FUND, THE GROWTH AND INCOME FUND, THE INDEX 500 FUND, THE LARGE CAP CORE FUND, AND THE OPPORTUNITY FUND COMMENCED OPERATIONS ON DECEMBER 30, 1981, DECEMBER 31, 1997,DECEMBER 29, 1995, MAY 1, 1997, JUNE 30, 1998, AND DECEMBER 31,
         1985, RESPECTIVELY.

         DISTRIBUTION POLICY
         To the extent they are available, the INDEX 500 FUND, LARGE CAP CORE FUND, and OPPORTUNITY FUND generally pay you dividends from net investment income and distribute any net capital gains that the Fund realizes annually. To the extent they are available, the BALANCED FUND, BALANCED ASSET FUND, and GROWTH AND INCOME FUND generally pay you dividends from net investment income quarterly and distribute any net capital gains that the Fund realizes annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

STRONG  BALANCED FUND
Effective July 23, 2002, Mr. Bradley D. Doyle is the sole portfolio manager of the bond and cash portions of the Balanced Fund. His biography can be found on page 18 of the Prospectus. Mr. Rimas M. Milaitis remains the sole portfolio manager of the equity portion of the Balanced Fund. His biography can be found on pages 18 and 19 of the Prospectus.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

              The date of this Prospectus Supplement is November 13, 2002.